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                                                                    EXHIBIT 10.2

                                                                  Execution Copy

                              AFFILIATE AGREEMENT



Microsoft Corporation
One Microsoft Way
Redmond, Washington 98052

Ladies and Gentlemen:

The undersigned officer and/or director of Great Plains Software, Inc. (the "Company") has been advised that the undersigned may be deemed to be an "affiliate" of the Company, as that term is used in paragraphs (c) and (d) of Rule 145 under the Securities Act of 1933, as amended (the "Securities Act") (such rule, as amended or replaced by any successor rule, referred to herein as "Rule 145"). Pursuant to the terms of the Agreement and Plan of Reorganization dated on or about the date hereof (the "Reorganization Agreement"), among Microsoft Corporation ("Microsoft"), Rubicon Acquisition Corporation ("Sub"), and the Company, Sub will be merged with and into the Company (the "Merger"). As a result of the Merger, outstanding shares of common stock, $0.01 par value per share, of the Company ("Company Common Shares") will be converted into the right to receive shares of common stock, $.0000125 par value per share, of Microsoft ("Microsoft Common Shares"), as determined pursuant to the Reorganization Agreement.

In order to induce Microsoft and the Company to enter into the Reorganization Agreement, the undersigned (referred to herein as "Affiliate") represents, warrants and agrees as follows:

1. Affiliate has been advised that the issuance of the Microsoft Common Shares, if any, to Affiliate pursuant to the Merger is being registered with the SEC under the Securities Act and the rules and regulations promulgated thereunder on a Registration Statement on Form S-4. However, Affiliate has also been advised that, because Affiliate may be deemed to be an "affiliate" of the Company (as that term is used in paragraphs (c) and (d) of Rule 145), any sale, transfer or other disposition by Affiliate of any Microsoft Common Shares issued pursuant to the Merger will, under current law, require either (a) further registration under the Securities Act of the Microsoft Common Shares to be sold, transferred, or otherwise disposed of, or (b) compliance with Rule 145, or (c) the availability of another exemption from such registration.

2. Affiliate will not offer to sell, sell, or otherwise dispose of any Microsoft Common Shares issued pursuant to the Merger except pursuant to an effective registration statement or in compliance with Rule 145 or another exemption from the registration requirements of the Securities Act (the compliance with Rule 145 or the availability of such other exemption to be established by Affiliate to the satisfaction of Microsoft's counsel).

3. Affiliate consents to the placement of a stop transfer order with the Company's and Microsoft's stock transfer agent and registrar, and to the placement of the following legend on certificates representing the Company Common Shares and Microsoft Common Shares issued or to be issued to
     Affiliate:

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                                                                  Execution Copy

          "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF AN AFFILIATE AGREEMENT FROM THE UNDERSIGNED TO MICROSOFT CORPORATION, AND IN COMPLIANCE WITH RULE 145 OF THE SECURITIES ACT OF 1933."

4. Affiliate has carefully read this letter and has discussed with counsel for Affiliate or counsel for the Company, to the extent Affiliate felt necessary, the requirements of this letter and other applicable limitations on the ability of Affiliate to sell, transfer, or otherwise dispose of Microsoft Common Shares.

5. Execution of this letter should not be considered an admission on Affiliate's part that Affiliate is an "affiliate" of the Company as such term is defined under the Securities Act, nor as a waiver of any rights Affiliate may have to object to any claim that Affiliate is such an affiliate on or after the date of this letter.

6. By Microsoft's acceptance of this letter, Microsoft hereby agrees with Affiliate as follows:

     (i) For so long as and to the extent necessary to permit Affiliate to sell Microsoft Common Shares pursuant to Rule 145 and, to the extent applicable, Rule 144 under the Act, Microsoft shall (a) use its reasonable efforts to file, on a timely basis, all reports and data required to be filed with the Commission by it pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and (b) otherwise use its reasonable efforts to permit such sales pursuant to Rule 145 and Rule 144. Microsoft hereby represents to Affiliate that it has filed all reports required to be filed with the Commission under Section 13 of the 1934 Act during the preceding 12 months.

     (ii) It is understood and agreed that certificates with the legends set forth in paragraph 3 above will be substituted by delivery of certificates without such legends if (i) one year shall have elapsed from the date the undersigned acquired the Microsoft Common Shares received in the Merger and the provisions of Rule 145(d)(2) are then available to the undersigned, (ii) two years shall have elapsed from the date the undersigned acquired the Microsoft Common Shares received in the Merger and the provisions of Rule 145(d)(3) are then applicable to the Affiliate, or (iii) Microsoft has received either an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to Microsoft, or a "no action" letter obtained by the undersigned from the staff of the Commission, to the effect that the restrictions imposed by Rule 145 under the Act no longer apply to the Affiliate.

                                            Very truly yours,


December     , 2000
         ----                               ------------------------------------
                                            (Signature)


                                            ------------------------------------
                                            (Name) (Please Print)

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                                                                  Execution Copy

                                            MICROSOFT CORPORATION


                                            By:
                                                --------------------------------
                                            Its:
                                                 -------------------------------

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